Federated Investors
World-Class Investment Manager

J. Christopher Donahue

President

Federated Municipal Securities Fund, Inc.

President's Message

Dear Shareholder:

Federated Municipal Securities Fund, Inc. was created in 1976, and I am pleased to present its 23rd Annual Report. The fund has net assets of more than $554 million. More than 82% of the fund's assets are invested in municipal bonds rated A or better, 11.2% are invested in BBB-rated bonds, and 7.3% are invested in non-rated bonds. The fund holds over 120 issues, each of which provides tax-free income to shareholders.1

This report covers the 12-month reporting period from April 1, 1999 through March 31, 2000. It begins with a review by J. Scott Albrecht, Vice President, who co-manages the fund with Mary Jo Ochson, Senior Vice President, both of Federated Investment Management Company. Following their discussion covering the fund's performance and investment strategy are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's municipal bond holdings. Third is the publication of the fund's financial statements.

During the fund's fiscal year ended March 31, 2000, the overall bond market was weak from a total return perspective as rising interest rates caused all bond prices to decline. While municipal bond prices also suffered from this trend, municipal bonds continued to offer historically high yields compared to the yields available on Treasury securities. As a result, the fund produced a very competitive stream of tax-free income, with a 30-day SEC yield of 4.59% on March 31, 2000 for Class A Shares, based on offering price.2 This translates into the equivalent of taxable yields of 6.65%, 7.17% and 7.60% to investors in the 31%, 36% and 39.6% federal tax

1 Income may be subject to the federal alternative minimum tax, and state and local taxes.

2 The Fund's 30-day SEC yields as of March 31, 2000 for Class B and C Shares were 3.93% and 3.94%, based on offering price, respectively (i.e., less any applicable sales charge).

brackets, respectively.3 Individual share class total return performance for the 12-month reporting period, including income distributions and capital gains, follows.4

	Total Return	Income Distributions	Capital Gains Distributions	Net Asset Value Change
Class A Shares	(4.01%)	$0.50	$0.03	$10.87 to $9.90 = (8.92%)
Class B Shares	(4.85%)	$0.41	$0.03	$10.87 to $9.90 = (8.92%)
Class C Shares	(4.85%)	$0.41	$0.03	$10.87 to $9.90 = (8.92%)

Thank you for selecting Federated Municipal Securities Fund, Inc. as a convenient, diversified way to earn tax-free income. Of course, you have the option of receiving income from the fund or building your account by reinvesting your monthly dividends and compounding tax-free.

Sincerely yours,

John Christopher Donahue

J. Christopher Donahue
President
May 15, 2000

3 The taxable equivalents for investors in the 31%, 36% and 39.6% federal tax brackets are: Class B Shares [5.70%, 6.14% and 6.51%]; and Class C Shares [5.71%, 6.16% and 6.52%].

4 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (8.31%), (9.86%) and (5.76%), respectively.

J. Scott Albrecht

Vice President

Federated Investment Management Company

Mary Jo Ochson

Senior Vice President

Federated Investment Management Company

Investment Review

How would you describe the market environment for municipal bonds over the fiscal year ended March 31, 2000?

Municipal bond market yields continued to follow the rising trend in general interest rates over the reporting period, as a result of concern over accelerating real economic growth, valuations in the stock market and potential Federal Reserve Board policy changes. Over the reporting period, cash flows in municipal bond funds throughout the industry continued to be net negative, as investors used tax-loss selling in their bond funds to offset capital gains in the equity portion of their investment portfolios. The municipal market experienced a significant shift in supply and demand relationships with a lighter new issuance calendar (a decline of 32% over last year) and a lack of institutional demand from mutual funds, insurance companies, and arbitrageurs. This technical situation, which existed for most of the fund's fiscal year, kept municipal and Treasury yield ratios within a historically cheap range. Yields increased across the municipal yield curve over the 12-month reporting period ended March 31, 2000. Yields increased by 69 basis points to 5.02% in the 10-year area of the AAA-rated general obligation municipal yield curve and by 63 basis points to 5.69% for 30-year maturities.

How did Federated Municipal Securities Fund, Inc. perform with respect to total return for the fiscal year ended March 31, 2000?

The fund's Class A, B and C Shares returned (4.01%), (4.85%) and (4.85%), based on net asset value, respectively, for the fiscal year ended March 31, 2000.1 The fund lagged the Lipper General Municipal Fund Average 1-year total return of (2.40%).2

The fund continued to have very competitive income performance. As of March 31, 2000, Class A Shares had a 30-day SEC yield of 4.59% based on offering price.3 The performance is even more impressive on a tax-equivalent basis--yields range from 6.65% for an investor in the 31% bracket to 7.60% for an investor in the 39.6% bracket.

In general, the total return performance for municipal bond funds was negatively impacted by the general increase in interest rates. Credit spread widening in the health sector impacted those municipal bond funds with exposure to hospitals and continuing care retirement centers. Individual bond structure also impacted performance, with many bonds that were premium, callable bonds at the beginning of the year becoming discount bonds, and then market discount bonds, increasing their duration in a rising interest rate environment.

What strategies are you employing to take advantage of the current market environment?

The fund attempts to emphasize the tax-exempt income. The strategy over the reporting period involved taking advantage of rising interest rates by swapping into securities with higher book yields but similar structural characteristics, i.e., duration, maturity, call protection and credit quality. Portfolio duration was managed by adjusting cash positions and using a futures hedging strategy which utilizes the municipal futures contract. The strategy involved continuously swapping into securities with higher book yields within a rising interest rate environment, while managing portfolio duration within highly defined parameters.

We continued to concentrate the fund's security selection on credit quality. Credit spreads remained narrow by historical standards, providing little incentive to buy lower-quality paper. We continuously looked for securities with favorable liquidity characteristics and structural features. Call protection and coupon selection are important determinants of how a bond will perform as interest rates vary. The municipal yield curve continues to offer the best "roll down" value in the 15 year range. The value of this "roll down the curve" effect, combined with the municipal yield curve's flatness beyond the 20 year sector, has forced us to concentrate purchases in the 15 to 20 year area.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (8.31%), (9.86%) and (5.76%), respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

3 The 30-day SEC yields as of March 31, 2000 for Class B and C Shares were 3.93% and 3.94%, based on offering price, respectively.

How were the fund's assets allocated on March 31, 2000 in terms of credit quality?

The fund had an average portfolio quality rating equivalent to AA. The allocation is as follows:

Percentage of Net Assets
AAA	43.2%
AA	26.0%
A	13.1%
BBB	11.2%
Non-Rated	7.3%

What were the fund's top five holdings as of March 31, 2000?

The top five holdings were as follows:

Issuer/Coupon/Maturity	Percentage of Net Assets
Indianapolis, IN Airport Authority-FDX Corp., Special Facilities Revenue Bonds, 7.100% due 01/15/2017	3.57%
Salt Lake City, UT Hospital Authority-IHC Hospital 8.125% due 05/15/2015	2.97%
Springfield, TN Health & Educational Facilities Board-NorthCrest Medical Center, Hospital Revenue Bonds 8.500% due 04/01/2024	2.81%
Dallas-Fort Worth, TX International Airport Facilities-American Airlines Inc., Revenue Bonds 7.250% due 11/01/2030	2.36%
Illinois Health Facilities Authority-Edgewater Hospital & Medical Center, IL, Hospital Revenue Bonds (Series A) 9.250% due 07/01/2024	2.34%
TOTAL	14.05%

What is your outlook for the municipal bond market in the year 2000?

Municipal credit quality in general has benefited from the strong U.S. economy. Municipal tax receipts at all levels of government have exceeded forecasts, which has allowed municipal fund balances and reserves to expand. There are sectors of the municipal revenue bond market that have experienced credit weakness. For example, the hospital sector, in particular, has experienced credit downgrades as a result of the reductions in Medicare reimbursement by the federal government and overly ambitious expansion plans.

We are currently focusing on sectors of the market that include state and local general obligations, infrastructure financings, and high quality industrial development and pollution control bonds.

Concerning supply, the total issuance of long-term municipal bonds is expected to be in the $200 to $230 billion range during the year 2000. The amount of outstanding municipal debt is expected to grow by approximately $80 billion while the stock of Treasury debt is falling. This should bias the municipal and Treasury yield ratio upward. Relative performance of the municipal market should improve as most of the damage of higher municipal ratios and rising interest rates should have been absorbed in the fiscal year 1999. Liquidity should continue to be an issue for the municipal market due to a lack of Wall Street analytical resources and reduced institutional demand from arbitrageur and cross-over buyers. Liquidity in the municipal market will also continue to be impacted by the significant amount of bonds in the secondary market with poor structural characteristics (market discounts) that currently have limited appeal for investors.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $24,000 in the Class A Shares of Federated Municipal Securities Fund, Inc. on 10/4/76, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $90,487 on 3/31/00. You would have earned a 5.81%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (8.31%), 2.71%, and 5.16%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were (9.86%), 2.42% and 2.89%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/21/93) total returns were (5.76%), 2.76%, and 2.71%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 initial investment and subsequent investments of $1,000 each year for 23 years (reinvesting all dividends and capital gains) would have grown to $54,680.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Municipal Securities Fund, Inc. on 10/4/76, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $24,000, but your account would have reach a total value of $54,6801 by 3/31/00. You would have earned an average annual total return of 6.35%.

A practical investment plan helps you pursue a high level of income through tax-free municipal bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investors Profile--Investing for Tax-Free Income

Larry and Barbara Bartlett are a fictional couple who, like all other tax-sensitive shareholders, want to keep more of what they earn.

Larry owns a successful architectural firm and Barbara is a marketing executive. Their combined income puts them in the 39.6% federal tax bracket. On March 31, 1989, the Bartletts invested $26,000 in the Class A Shares of Federated Municipal Securities Fund, Inc.

As this chart shows, in 11 years, their original $26,000 investment has grown to $46,851. This represents a 6.52% average annual total return. As far as the Bartletts are concerned, this fund has made all the difference.1

[Graphic Representation Omitted - See Appendix]

1 Income may be subject to the federal alternative minimum tax, and state and local taxes.

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Municipal Securities Fund, Inc.--Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Municipal Securities Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1990 to March 31, 2000 compared to the Lehman Brothers Municipal Bond Index (LBMBI),2 and the Lipper General Municipal Funds Average (LGMFA).3

Average Annual Total Return[4] as of March 31, 2000
1 Year	(8.31%)
5 Years	2.71%
10 Years	5.16%
Start of Performance (10/4/76)	5.81%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Municipal Securities Fund, Inc.--Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Municipal Securities Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2000 compared to the Lehman Brothers Municipal Bond Index (LBMBI),2 and the Lipper General Municipal Funds Average (LGMFA).3

Average Annual Total Return[4] as of March 31, 2000
1 Year	(9.86%)
5 Years	2.42%
Start of Performance (7/26/94)	2.89%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Municipal Securities Fund, Inc.--Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Municipal Securities Fund, Inc. (Class C Shares) (the "Fund") from April 21, 1993 (start of performance) to March 31, 2000 compared to the Lehman Brothers Municipal Bond Index (LBMBI),2 and the Lipper General Municipal Funds Average (LGMFA).3

Average Annual Total Return[4] as of March 31, 2000
1 Year	(5.76%)
5 Years	2.76%
Start of Performance (4/21/93)	2.71%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A maximum 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

MARCH 31, 2000

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--97.7%
	California--5.4%
$9,400,000	California PCFA, Refunding Revenue Bonds, Series A, 5.90% (San Diego Gas & Electric)/ (Original Issue Yield: 5.934%), 6/1/2014	A+		$9,941,722
5,000,000	California State Public Works Board, Lease Revenue Refunding Bonds, Series A, 5.25% (Trustees of the California State University), 10/1/2015	A+		4,893,700
1,495,000	California Statewide Communities Development Authority, Certificates of Participation, 6.00% (Sutter Health), 8/15/2013	AAA		1,602,864
1,930,000	California Statewide Communities Development Authority, Certificates of Participation, 6.00% (Sutter Health), 8/15/2015	AAA		2,037,385
2,500,000	Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, Series 1999, 5.25%, 1/15/2013	AAA		2,525,000
4,000,000	Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, Series 1999, 5.375%, 1/15/2015	AAA		4,023,960
4,590,000	Los Angeles, CA Department of Water & Power, Electric Plant Revenue Bonds, 5.90%, 2/15/2015	A+		4,696,213

	TOTAL			29,720,844

	Colorado--3.1%
3,580,000	Denver (City & County), CO, Excise Tax Revenue Refunding Bonds, Series 1999A, 5.50% (FSA INS), 9/1/2013	AAA		3,636,349
6,650,000	Denver (City & County), CO, Excise Tax Revenue Refunding Bonds, Series 1999A, 5.50% (FSA INS), 9/1/2014	AAA		6,715,369
6,000,000	Jefferson County, CO School District No. R-001, Refunding UT GO Bonds, 6.50%, 12/15/2011	AAA		6,713,280

	TOTAL			17,064,998

	Connecticut--1.5%
5,000,000	Connecticut State, UT GO Bonds, Series 1999A, 5.25%, 6/15/2012	AAA		5,043,900
3,000,000	University of Connecticut, UT GO Bonds, Series 2000A, 5.25% (Connecticut State), 3/1/2011	AAA		3,053,520

	TOTAL			8,097,420

	District of Columbia--2.0%
8,275,000	District of Columbia Hospital Authority, Revenue Refunding Bonds, Series A, 7.125% (Medlantic Healthcare Group)/(Original Issue Yield: 7.30%), 8/15/2019	A3		8,828,184
2,000,000	District of Columbia Hospital Authority, Revenue Refunding Bonds, Series B, 7.00% (Medlantic Healthcare Group)/(Original Issue Yield: 7.282%), 8/15/2015	A3		2,140,520

	TOTAL			10,968,704

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Florida--6.2%
$4,335,000	Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(Original Issue Yield: 9.173%), 6/1/2014	AA+		$5,785,144
665,000	Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(United States Treasury COL)/(Original Issue Yield: 9.173%), 6/1/2014	AAA		878,392
6,070,000	Florida State Board of Education Lottery, Revenue Bonds, Series 2000A, 5.75%, 7/1/2010	AAA		6,403,729
6,635,000	Florida State Department of Transportation, Right of Way Acquisition & Bridge Construction Bonds, Series 1997A, 5.00% (Original Issue Yield: 5.10%), 7/1/2014	AA+		6,382,538
3,000,000	Florida State, UT GO Bonds, Broward County Expressway Authority, 10.00% (Original Issue Yield: 10.105%), 7/1/2014	AA+		4,247,010
1,000,000	Miami-Dade County, FL, Expressway Authority, Toll System Revenue Bonds, 6.00%, 7/1/2013	AAA		1,066,080
3,000,000	Miami-Dade County, FL, School District, Refunding, UT GO Bonds, 5.375%, 8/1/2012	AAA		3,062,220
6,135,000	Orange County, FL, Health Facilities Authority, Hospital Revenue Bonds, Series 1999D, 5.75% (Orlando Regional Healthcare System)/(MBIA INS), 10/1/2013	AAA		6,341,075

	TOTAL			34,166,188

	Georgia--0.5%
2,500,000	Savannah, GA EDA, Revenue Bonds, 6.80% (Savannah College of Art and Design, Inc.), 10/1/2019	BBB-		2,516,450

	Hawaii--1.7%
10,000,000	Hawaii State Department of Budget & Finance, Special Purpose Revenue Refunding Bonds, Series A, 4.95% (Hawaiian Electric Company, Inc.)/(MBIA INS), 4/1/2012	AAA		9,682,700

	Illinois--5.4%
3,250,000	Chicago, IL, Refunding UT GO Bonds, Series 1996A-2, 6.125%, 1/1/2012	AAA		3,484,910
8,295,000	Cook County, IL, Refunding GO Bonds, Series 1997A, 6.25%, 11/15/2013	AAA		9,005,799
5,000,000	Illinois Development Finance Authority, Housing Revenue Bonds, 6.10% (Catholic Charities Housing Development Corp.), 1/1/2020	NR		4,576,500
11,160,000	Illinois Health Facilities Authority, Hospital Revenue Bonds, Series A, 9.25% (Edgewater Hospital & Medical Center, IL)/(United States Treasury COL), 7/1/2024	Aaa		12,962,898

	TOTAL			30,030,107

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Indiana--5.0%
$6,200,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, 6.625% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 6.902%), 2/15/2022	A		$6,500,204
2,000,000	Indiana Health Facilty Financing Authority, Hospital Revenue Refunding Bonds, 5.25% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 5.50%), 2/15/2022	A		1,696,760
19,000,000	Indianapolis, IN Airport Authority, Special Facilities Revenue Bonds, 7.10% (FDX Corp.)/ (Original Issue Yield: 7.178%), 1/15/2017	BBB		19,756,770

	TOTAL			27,953,734

	Kansas--0.8%
4,060,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Revenue Bonds, Series II, 6.00%, 11/1/2013	AA+		4,299,540

	Louisiana--3.7%
6,000,000	De Soto Parish, LA, Environmental Improvement Authority, Revenue Bonds, 7.70% (International Paper Co.), 11/1/2018	A3		6,503,340
3,550,000	St. Charles Parish, LA, Solid Waste Disposal Revenue Bonds, Series A, 7.00% (Louisiana Power & Light Co.)/(Original Issue Yield: 7.04%), 12/1/2022	BBB		3,655,187
10,000,000	St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70% (Freeport McMoRan, Inc.)/(Original Issue Yield: 7.75%), 10/1/2022	NR		10,386,600

	TOTAL			20,545,127

	Maryland--1.8%
5,000,000	Maryland State, UT GO Bonds, 2nd Series, 5.25% (Original Issue Yield: 5.55%), 6/15/2011	AAA		5,072,600
5,000,000	Prince Georges County, MD, Consolidated Public Improvement UT GO Bonds, 5.50%, 10/1/2013	AAA		5,135,150

	TOTAL			10,207,750

	Massachusetts--2.6%
1,965,000	Boston, MA, UT GO, Series 2000A, 5.75%, 2/1/2012	AA-		2,051,067
3,000,000	Massachusetts Port Authority, PFC Revenue Bonds Series 1999A, 5.125% (Original Issue Yield: 5.25%), 7/1/2016	AAA		2,857,290
3,000,000	Massachusetts Port Authority, PFC Revenue Bonds, Series 1999A, 5.125% (Original Issue Yield: 5.29%), 7/1/2017	AAA		2,836,110
3,035,000	Worcester, MA, LT GO Bonds, Series A, 5.75% (FSA INS), 4/1/2013	AAA		3,161,984
3,120,000	Worcester, MA, LT GO Bonds, Series A, 5.75% (FSA INS), 4/1/2014	AAA		3,230,885

	TOTAL			14,137,336

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Minnesota--3.6%
$5,000,000	Northern Municipal Power Agency, MN, Electric System Revenue Bonds, 5.40% (Original Issue Yield: 5.52%), 1/1/2015	AAA		$4,976,950
3,695,000	St. Paul, MN Housing & Redevelopment Authority, Hospital Revenue Refunding Bonds, Series A, 6.625% (Healtheast, MN)/(Original Issue Yield: 6.687%), 11/1/2017	BBB-		3,315,450
1,000,000	St. Paul, MN Housing & Redevelopment Authority, Revenue Bonds, Series 1997A, 5.70% (Healtheast, MN)/(Original Issue Yield: 5.756%), 11/1/2015	BBB-		818,640
3,000,000	University of Minnesota, Revenue Bonds, Series A, 5.75%, 7/1/2013	AA		3,148,980
3,000,000	University of Minnesota, Revenue Bonds, Series A, 5.75%, 7/1/2015	AA		3,125,340
4,200,000	University of Minnesota, Revenue Bonds, Series A, 5.75%, 7/1/2016	AA		4,364,220

	TOTAL			19,749,580

	Missouri--1.9%
855,000	Kansas City, MO, IDA, Multifamily Housing Revenue Bonds, 6.70% (Woodbridge Apartments Project), 8/1/2015	NR		816,345
8,010,000	Kansas City, MO, UT GO Bonds, Series B, 5.125% (Original Issue Yield: 5.25%), 2/1/2017	AA		7,662,046
1,960,000	Missouri State Housing Development Commission, Single Family Mortgage Revenue Bonds, Series 1997C-1, 6.55% (GNMA COL), 9/1/2028	AAA		2,064,194

	TOTAL			10,542,585

	New Jersey--4.6%
2,100,000	New Jersey EDA, Kapkowski Road Landfill Revenue Bonds, 6.50% (New Jersey Metromall Urban Renewal, Inc.)/(Original Issue Yield: 6.55%), 4/1/2018	NR		2,052,162
6,210,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Series 1999, 5.625% (Meridian Health System Obligated Group)/(FSA INS), 7/1/2012	AAA		6,389,717
6,625,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series 1997A, 5.50%, 6/15/2009	AA-		6,834,416
4,265,000	New Jersey State Transportation Trust Fund Authority, Transportation System Bonds, Series 2000B, 6.00%, 6/15/2014	AAA		4,495,907
6,000,000	New Jersey State, Refunding UT GO Bonds, Series F, 5.25%, 8/1/2014	AA+		5,948,880

	TOTAL			25,721,082

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	New York--12.9%
$8,000,000	Long Island Power Authority, Electric System Revenue Bonds, Series A, 5.50% (FSA INS), 12/1/2012	AAA		$8,231,280
3,000,000	New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Certificates of Participation, Series 1999A, 5.625% (AMBAC INS), 1/1/2012	AAA		3,097,470
3,000,000	New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Certificates of Participation, Series 1999A, 5.625% (AMBAC INS), 1/1/2013	AAA		3,082,560
4,595,000	New York City, NY Transitional Finance Authority, Future Tax Secured Revenue Bonds, Series C, 5.25%, 5/1/2013	AA		4,554,059
6,000,000	New York City, NY Transitional Finance Authority, Future Tax Secured Revenue Bonds, Series A, 6.00% (FGIC INS), 8/15/2015	AAA		6,304,800
2,500,000	New York State Dormitory Authority, Revenue Bonds, Series A, 5.50% (University of Rochester, NY)/(Original Issue Yield: 5.60%), 7/1/2016	A+		2,482,525
5,000,000	New York State Dormitory Authority, Revenue Bonds, 6.00% (New York State University), 5/15/2016	AAA		5,246,400
2,500,000	New York State Environmental Facilities Corp., Refunding Notes, Series F, 5.25%, 6/15/2014	AA-		2,466,575
4,000,000	New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Fund, Series 1998C, 5.25%, 6/15/2013	AA-		3,978,960
5,050,000	New York State Local Government Assistance Corp., Residual Interest Tax-Exempt Securities Series PA-207B, 7.169% (AMBAC INS), 4/1/2008	NR		5,661,606
6,025,000	New York State Local Government Assistance Corp., Residual Interest Tax-Exempt Securities Series PA-207A, 7.169%, 4/1/2007	NR		6,707,753
4,000,000	New York State Thruway Authority, Local Highway & Bridge Service Contract Revenue Bonds, 5.625%, 4/1/2013	AAA		4,109,000
4,000,000	New York State Thruway Authority, Service Contract Revenue Bonds, Series 1998A-2, 5.375%, 4/1/2016	AAA		3,949,360
2,595,000	New York State Urban Development Corp., Revenue Bonds, Series 1999C, 6.00% (Correctional Facilities Service Contract), 1/1/2014	AAA		2,722,596
3,000,000	Suffolk County, NY, Water Authority, Waterworks Refunding Revenue Bonds, 6.00% (MBIA INS), 6/1/2014	AAA		3,221,070
5,320,000	Triborough Bridge & Tunnel Authority, NY, General Purpose Revenue Bonds, Series 1999B, 5.75%, 1/1/2015	A+		5,436,934

	TOTAL			71,252,948

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	North Carolina--1.8%
$3,935,000	North Carolina Municipal Power Agency No. 1, Revenue Bonds, 6.00% (Catawba Electric), 1/1/2008	AAA		$4,150,008
6,000,000	North Carolina State, Public Improvement UT GO Bonds, Series 1999A, 5.25% (Original Issue Yield: 5.38%), 3/1/2015	AAA		5,947,680

	TOTAL			10,097,688

	Ohio--2.5%
3,000,000	Columbus, OH, UT GO Bonds, Series 2, 5.75%, 6/15/2015	AAA		3,116,670
3,000,000	Franklin County, OH, Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.64%), 7/1/2017	NR		2,493,660
4,000,000	Ohio State Building Authority, State Facilities Bonds, Series 1999, 5.50%, 10/1/2013	AA-		4,065,400
4,135,000	Ohio State, Infrastructure Improvement UT GO Bonds, Series 1999A, 5.75%, 2/1/2017	AA+		4,233,454

	TOTAL			13,909,184

	Oklahoma--1.4%
7,500,000	Tulsa, OK, Municipal Airport, Revenue Bonds, 7.60% (American Airlines Inc.)/(Original Issue Yield: 7.931%), 12/1/2030	BBB-		7,712,325

	Oregon--0.5%
2,980,000	Salem-Keizer, OR, School District 24J, UT GO Bonds, 5.25% (Oregon School Boards Assoc. GTD), 6/1/2012	AA		2,991,622

	Pennsylvania--3.8%
2,310,000	Allegheny County, PA HDA, Refunding Revenue Bonds, Series 1998A, 5.125% (South Hills Health System)/(Original Issue Yield: 5.34%), 5/1/2023	A2		1,884,290
2,000,000	Allegheny County, PA HDA, Refunding Revenue Bonds, Series 1998A, 5.125% (South Hills Health System)/(Original Issue Yield: 5.40%), 5/1/2029	A2		1,589,300
1,695,000	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds, Series 1999, 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	NR		1,614,725
2,000,000	Allegheny County, PA, Port Authority, Special Revenue Transportation Bonds, Series 1999, 6.00%, 3/1/2013	AAA		2,109,160
5,000,000	Commonwealth of Pennsylvania, UT GO Bonds, 6.00%, 1/15/2014	AA		5,276,450
1,300,000	Latrobe, PA, IDA, College Revenue Bonds, 6.75% (St. Vincent College, PA)/(Original Issue Yield: 7.00%), 5/1/2024	AAA		1,412,073
5,000,000	Pennsylvania Intergovernmental Co-op Authority, Special Tax Refunding Revenue Bonds, 5.25% (Philadelphia Funding Program), 6/15/2013	AAA		4,955,000
Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Pennsylvania--continued
$2,000,000	Sayre, PA, Health Care Facilities Authority, Revenue Bonds, Series A, 7.10% (Guthrie Healthcare System, PA)/(Original Issue Yield: 7.175%), 3/1/2017	AAA		$2,078,420

	TOTAL			20,919,418

	Puerto Rico--0.8%
2,000,000	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securites, Series PA 331A, 6.80% (AMBAC INS), 7/1/2013	NR		2,142,640
2,000,000	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities, Series PA 331B, 6.80% (AMBAC INS), 7/1/2014	NR		2,121,400

	TOTAL			4,264,040

	South Carolina--1.1%
6,000,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, 5.50% (AMBAC INS), 10/1/2011	Aaa		6,166,260

	Tennessee--3.6%
13,000,000	Springfield, TN Health & Educational Facilities Board, Hospital Revenue Bonds, 8.50% (NorthCrest Medical Center)/(Original Issue Yield: 8.875%), 4/1/2024	Aaa		15,553,200
2,280,000	Tennessee Housing Development Agency, Home Ownership Program Revenue Bonds, Series 1999-2A, 5.35%, 7/1/2012	AA		2,254,008
2,405,000	Tennessee Housing Development Agency, Home Ownership Program Revenue Bonds, Series 1999-2A, 5.40%, 7/1/2013	AA		2,370,801

	TOTAL			20,178,009

	Texas--8.1%
4,000,000	Brazos River Authority, TX, PCR Revenue Bonds, Series A, 7.875% (Texas Utilities Electric Co.), 3/1/2021	A3		4,154,880
12,750,000	Dallas-Fort Worth, TX International Airport Facilities, Revenue Bonds, 7.25% (American Airlines Inc.)/(Original Issue Yield: 7.428%), 11/1/2030	BBB-		13,052,047
2,200,000	Harris County, TX HFDC, Hospital Revenue Bonds, Series 1997A, 6.00% (Memorial Hospital System), 6/1/2011	AAA		2,333,122
4,000,000	Harris County, TX HFDC, Hospital Revenue Bonds, Series 1997A, 6.00% (Memorial Hospital System), 6/1/2012	AAA		4,246,560
2,000,000	Lufkin, TX HFDC, Health System Revenue Bonds, Series 1998, 5.70% (Memorial Health System of East Texas)/(Original Issue Yield: 5.75%), 2/15/2028	BBB-		1,561,380
3,700,000	Red River Authority, TX, PCR Bonds, 6.875% (Hoechst Celanese Corp.)/(Original Issue Yield: 6.939%), 4/1/2017	BBB		3,737,851
Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Texas--continued
$3,630,000	Richardson, TX Hospital Authority, Refunding Revenue Bonds, 6.50% (Baylor/Richardson Medical Center, TX)/(Original Issue Yield: 6.72%), 12/1/2012	BBB+		$3,506,762
385,000	Richardson, TX Hospital Authority, Refunding Revenue Bonds, 6.75% (Baylor/Richardson Medical Center, TX)/(Original Issue Yield: 6.82%), 12/1/2023	BBB+		413,505
11,915,000	San Antonio, TX Electric & Gas, Revenue Bonds, 5.00% (Original Issue Yield: 6.10%), 2/1/2017	AA		11,012,915
1,085,000	Texas State, UT GO Veterans Housing Assistance, 7.00%, 12/1/2025	AA		1,125,102

	TOTAL			45,144,124

	Utah--3.0%
13,500,000	Salt Lake City, UT Hospital Authority, Hospital Revenue Refunding Bonds, Series A, 8.125% (IHC Hospitals Inc., UT)/(United States Treasury COL)/(Original Issue Yield: 8.17%), 5/15/2015	AAA		16,451,910

	Virginia--2.4%
2,500,000	Fairfax County, VA, UT GO Bonds, Series A, 5.25% (Original Issue Yield: 5.35%), 6/1/2009	AAA		2,534,625
3,360,000	Greater Richmond Convention Center Authority, VA, Hotel Tax Revenue Bonds, 6.00% (Convention Center Expansion Project), 6/15/2012	A-		3,537,139
3,185,000	Greater Richmond Convention Center Authority, VA, Hotel Tax Revenue Bonds, 6.00% (Convention Center Expansion Project), 6/15/2013	A-		3,337,561
3,805,000	Virginia Beach, VA, UT GO Bonds, 5.25%, 3/1/2009	AA		3,873,947

	TOTAL			13,283,272

	Washington--2.9%
5,905,000	Seattle, WA, Library Facilities UT GO Bonds, Series 1999A, 5.375%, 12/1/2012	AA+		5,966,648
5,000,000	Washington State Public Power Supply System, (Nuclear Project No. 2) Refunding Revenue Bonds, Series 1998A, 5.00% (Original Issue Yield: 5.18%), 7/1/2012	AA-		4,742,550
5,595,000	Washington State, Convention and Trade Center Certificates of Participation, 5.125% (Original Issue Yield: 5.30%), 7/1/2013	AAA		5,417,862

	TOTAL			16,127,060

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	West Virginia--1.1%
$6,000,000	West Virginia State, GO State Road Bonds, Series 1999, 5.75%, 6/1/2014	AA-		$6,191,700

	Wisconsin--2.0%
4,000,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 1998A, 5.375% (The Richland Hospital, Inc.)/ (American Capital Access INS)/(Original Issue Yield: 5.46%), 6/1/2028	A		3,402,480
7,460,000	Wisconsin State, UT GO Bonds, Series A, 5.50%, 5/1/2009	AA+		7,688,127

	TOTAL			11,090,607

	TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $529,421,015)			541,184,312

	SHORT-TERM MUNICIPALS--3.1%
	Indiana--0.2%
100,000	Portage, IN, Revenue Bonds, Series 1998B, Weekly VRDNs (American Iron Oxide Co. Project)/(Bank of Tokyo-Mitsubishi Ltd. LOC)	NR		100,000
900,000	Spencer County, IN, PCR Bonds, Weekly VRDNs (American Iron Oxide Co. Project)/(Bank of Tokyo-Mitsubishi Ltd. LOC)	VMIG-1		900,000

	TOTAL			1,000,000

	New York--2.4%
1,900,000	New York City, NY, IDA, IDR Bonds, Daily VRDNs (Nippon Cargo Airlines Co.)/(Industrial Bank of Japan Ltd., Tokyo LOC)	A-2		1,900,000
11,000,000	New York State Energy Research & Development Authority, PCR Bonds, Series 1987B, Daily VRDNs (Niagara Mohawk Power Corp.)/(Morgan Guaranty Trust Co., New York LOC)	A-1+		11,000,000
500,000	St. Lawrence County, NY IDA, Civic Facility Revenue Bonds, Series 1990, Weekly VRDNs (Clarkson University)/(Sumitomo Bank Ltd., Osaka LOC)	VMIG-2		500,000

	TOTAL			13,400,000

	North Carolina--0.0%
200,000	Person County, NC, Industrial Facilities & PCFA Daily VRDNs (Carolina Power & Light Co.)/(SunTrust Bank, Atlanta LOC)	P-1		200,000

Principal Amount		Credit Rating	[1]	Value
	SHORT-TERM MUNICIPALS--continued
	Ohio--0.4%
$300,000	Cuyahoga County, OH, Hospital Authority, Series 1997D, Daily VRDNs (Cleveland Clinic)/(Bank of America, N.A. LIQ)	A-1+		$300,000
1,980,000	Stark County, OH, IDR, Weekly VRDNs (Shearer's Foods, Inc.)/(Bank One, N.A. (Ohio) LOC)	NR		1,980,000

	TOTAL			2,280,000

	Puerto Rico--0.1%
500,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Floater Certificates, Series 1998-139, Weekly VRDNs (AMBAC INS)/ (Morgan Stanley, Dean Witter Municipal Funding, Inc. LIQ)	A-1C		500,000

	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			17,380,000

	TOTAL INVESTMENTS (IDENTIFIED COST $546,801,015)[2]			$558,564,312

Securities that are subject to alternative minimum tax represent 16.7% of the portfolio as calculated based upon total portfolio market value.

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $546,801,015. The net unrealized appreciation of investments on a federal tax basis amounts to $11,763,297, which is comprised of $17,951,347 appreciation and $6,188,050 depreciation at March 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($554,171,928) at March 31, 2000.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDR	--Industrial Development Revenue
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
MBIA	--Municipal Bond Investors Assurance
PCR	--Pollution Control Revenue
PCFA	--Pollution Control Finance Authority
PFC	--Public Finance Commission
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 2000

Assets:
Total investments in securities, at value (identified and tax cost $546,801,015)		$558,564,312
Income receivable		10,267,341
Receivable for investments sold		5,000
Receivable for shares sold		557,306

TOTAL ASSETS		569,393,959

Liabilities:
Payable for investments purchased	$12,617,499
Payable for shares redeemed	1,575,575
Income distribution payable	800,981
Payable to bank	3,621
Accrued expenses	224,355

TOTAL LIABILITIES		15,222,031

Net assets for 55,971,501 shares outstanding		$554,171,928

Net Assets Consist of:
Paid-in capital		$587,871,301
Net unrealized appreciation of investments		11,763,297
Accumulated net realized loss on investments		(47,036,013)
Accumulated undistributed net investment income		1,573,343

TOTAL NET ASSETS		$554,171,928

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($471,475,129 ÷ 47,619,224 shares outstanding)		$9.90

Offering Price Per Share (100/95.50 of $9.90)[1]		$10.37

Redemption Proceeds Per Share		$9.90

Class B Shares:
Net Asset Value Per Share ($72,095,338 ÷ 7,281,605 shares outstanding)		$9.90

Offering Price Per Share		$9.90

Redemption Proceeds Per Share (94.50/100 of $9.90)[1]		$9.36

Class C Shares:
Net Asset Value Per Share ($10,601,461 ÷ 1,070,672 shares outstanding)		$9.90

Offering Price Per Share		$9.90

Redemption Proceeds Per Share (99.00/100 of $9.90)[1]		$9.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 2000

Investment Income:
Interest			$34,926,033

Expenses:
Investment adviser fee		$3,369,773
Administrative personnel and services fee		452,152
Custodian fees		48,688
Transfer and dividend disbursing agent fees and expenses		623,581
Directors'/Trustees' fees		19,373
Auditing fees		28,883
Legal fees		11,271
Portfolio accounting fees		142,044
Distribution services fee--Class B Shares		601,120
Distribution services fee--Class C Shares		104,490
Shareholder services fee--Class A Shares		1,264,561
Shareholder services fee--Class B Shares		200,373
Shareholder services fee--Class C Shares		34,830
Share registration costs		47,138
Printing and postage		102,391
Insurance premiums		2,199
Miscellaneous		3,932

TOTAL EXPENSES		7,056,799

Waivers:
Waiver of shareholder services fee--Class A Shares	$(708,154)
Waiver of shareholder services fee--Class C Shares	(1,393)

TOTAL WAIVERS		(709,547)

Net expenses			6,347,252

Net investment income			28,578,781

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(30,801,658)
Net change in unrealized appreciation of investments			(26,542,320)

Net realized and unrealized loss on investments			(57,343,978)

Change in net assets resulting from operations			$(28,765,197)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$28,578,781	$32,466,474
Net realized loss on investments ($(43,980,229) and $2,566,287, respectively, as computed for federal tax purposes)	(30,801,658)	(10,509,648)
Net change in unrealized appreciation of investments	(26,542,320)	7,900,594

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(28,765,197)	29,857,420

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(24,804,613)	(27,771,720)
Class B Shares	(3,215,677)	(3,383,778)
Class C Shares	(558,491)	(670,339)
Distributions from net realized gain on investments
Class A Shares	(1,587,020)	--
Class B Shares	(249,229)	--
Class C Shares	(45,144)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(30,460,174)	(31,825,837)

Share Transactions:
Proceeds from sale of shares	128,643,376	134,901,460
Net asset value of shares issued to shareholders in payment of distributions declared	19,111,909	19,740,788
Cost of shares redeemed	(202,867,424)	(180,394,469)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(55,112,139)	(25,752,221)

Change in net assets	(114,337,510)	(27,720,638)

Net Assets:
Beginning of period	668,509,438	696,230,076

End of period (including undistributed net investment income of $1,573,343 and $0 respectively)	$554,171,928	$668,509,438

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.87	$10.91	$10.31	$10.82	$10.92
Income From Investment Operations:
Net investment income	0.58	0.53	0.46	0.55	0.66
Net realized and unrealized gain (loss) on investments	(1.02)	(0.05)	0.64	(0.36)	(0.09)

TOTAL FROM INVESTMENT OPERATIONS	(0.44)	0.48	1.10	0.19	0.57

Less Distributions:
Distributions from net investment income	(0.50)	(0.52)	(0.46)	(0.55)	(0.66)
Distributions in excess of net investment income[2]	--	--	(0.01)	(0.05)	--

Total distributions from net investment income	(0.50)	(0.52)	(0.47)	(0.60)	(0.66)
Distributions from net realized gain on investments	(0.03)	--	(0.03)	(0.10)	(0.01)

TOTAL DISTRIBUTIONS	(0.53)	(0.52)	(0.50)	(0.70)	(0.67)

Net Asset Value, End of Period	$ 9.90	$10.87	$10.91	$10.31	$10.82

Total Return[3]	(4.01%)	4.46%	11.28%	1.84%	5.32%

Ratios to Average Net Assets:

Expenses	0.92%	0.87%	0.86%	0.93%	0.98%

Net investment income	5.72%	4.86%	4.70%	5.37%	5.97%

Expense waiver/reimbursement[4]	0.14%	0.14%	0.14%	0.14%	0.13%

Supplemental Data:

Net assets, end of period (000 omitted)	$471,475	$562,883	$591,310	$595,515	$663,538

Portfolio turnover	68%	31%	64%	33%	29%

1 For the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.87	$10.91	$10.31	$10.82	$10.92
Income From Investment Operations:
Net investment income	0.48	0.43	0.38	0.47	0.56
Net realized and unrealized gain (loss) on investments	(1.01)	(0.05)	0.64	(0.37)	(0.09)

TOTAL FROM INVESTMENT OPERATIONS	(0.53)	0.38	1.02	0.10	0.47

Less Distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.38)	(0.47)	(0.56)
Distributions in excess of net investment income[2]	--	--	(0.01)	(0.04)	--

Total distributions from net investment income	(0.41)	(0.42)	(0.39)	(0.51)	(0.56)
Distributions from net realized gain on investments	(0.03)	--	(0.03)	(0.10)	(0.01)

TOTAL DISTRIBUTIONS	(0.44)	(0.42)	(0.42)	(0.61)	(0.57)

Net Asset Value, End of Period	$ 9.90	$10.87	$10.91	$10.31	$10.82

Total Return[3]	(4.85%)	3.53%	10.30%	0.94%	4.40%

Ratios to Average Net Assets:

Expenses	1.81%	1.76%	1.75%	1.82%	1.86%

Net investment income	4.68%	3.97%	3.81%	4.50%	5.23%

Supplemental Data:

Net assets, end of period (000 omitted)	$72,095	$88,756	$87,304	$77,536	$58,296

Portfolio turnover	68%	31%	64%	33%	29%

1 For the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.87	$10.91	$10.31	$10.82	$10.92
Income From Investment Operations:
Net investment income	0.48	0.43	0.37	0.46	0.56
Net realized and unrealized gain (loss) on investments	(1.01)	(0.05)	0.65	(0.36)	(0.09)

TOTAL FROM INVESTMENT OPERATIONS	(0.53)	0.38	1.02	0.10	0.47

Less Distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.37)	(0.46)	(0.56)
Distributions in excess of net investment income[2]	--	--	(0.02)	(0.05)	--

Total distributions from net investment income	(0.41)	(0.42)	(0.39)	(0.51)	(0.56)
Distributions from net realized gain on investments	(0.03)	--	(0.03)	(0.10)	(0.01)

TOTAL DISTRIBUTIONS	(0.44)	(0.42)	(0.42)	(0.61)	(0.57)

Net Asset Value, End of Period	$ 9.90	$10.87	$10.91	$10.31	$10.82

Total Return[3]	(4.85%)	3.54%	10.31%	0.95%	4.42%

Ratios to Average Net Assets:

Expenses	1.80%	1.75%	1.74%	1.81%	1.82%

Net investment income	4.68%	3.98%	3.83%	4.51%	5.16%

Expense waiver/reimbursement[4]	0.01%	0.01%	0.01%	0.01%	0.04%

Supplemental Data:

Net assets, end of period (000 omitted)	$10,601	$16,870	$17,616	$20,544	$25,914

Portfolio turnover	68%	31%	64%	33%	29%

1 For the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 2000

ORGANIZATION

Federated Municipal Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$(3,240,789)	$4,758,587	$(1,517,798)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $43,980,229, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008. Additionally, net capital losses of $6,969,168 attributable to security transactions after October 31, 1999, are treated as arising on April 1, 2000, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2000, par values shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	375,000,000
Class B Shares	250,000,000
Class C Shares	375,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	9,897,073	$99,768,199	10,327,327	$113,274,145
Shares issued to shareholders in payment of distributions declared	1,698,867	17,136,432	1,619,511	17,770,129
Shares redeemed	(15,749,468)	(158,525,358)	(14,392,026)	(157,856,794)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,153,528)	$(41,620,727)	(2,445,188)	$(26,812,520)

Year Ended March 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,034,706	$10,573,834	1,554,992	$17,066,503
Shares issued to shareholders in payment of distributions declared	158,380	1,597,023	140,590	1,542,609
Shares redeemed	(2,075,020)	(20,875,144)	(1,537,205)	(16,860,862)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(881,934)	$(8,704,287)	158,377	$1,748,250

Year Ended March 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,858,031	$18,301,343	414,516	$4,560,812
Shares issued to shareholders in payment of distributions declared	37,330	378,454	39,027	428,050
Shares redeemed	(2,376,325)	(23,466,922)	(517,122)	(5,676,813)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(480,964)	$(4,787,125)	(63,579)	$(687,951)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(5,516,426)	$(55,112,139)	(2,350,390)	$(25,752,221)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.30% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended March 31, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $443,545,000 and $521,020,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 2000, were as follows:

Purchases	$389,375,205

Sales	$454,116,469

CONCENTRATION OF CREDIT RISK

At March 31, 2000, 17.8% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 5.6% of total investments.

CHANGE OF INDEPENDENT AUDITOR

On May 19, 1999, the Fund's Board of Directors (the "Directors"), upon the recommendation of the Audit Committee, requested and subsequently accepted the resignation of Deloitte & Touche LLP ("D&T") as the Fund's independent auditors. D&T's reports on the Fund's financial statements for the fiscal years ended March 31, 1998 and March 31, 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended March 31, 1998 and March 31, 1999: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Fund's financial statements for the fiscal year ended March 31, 2000. During the Fund's fiscal years ended March 31, 1998 and March 31, 1999, neither the Fund nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED MUNICIPAL SECURITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Municipal Securities Fund, Inc. (the "Fund"), as of March 31, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated May 14, 1999, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Municipal Securities Fund, Inc. at March 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 15, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

LESLIE K. ROSS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF MARCH 31, 2000

Federated Municipal Securities Fund, Inc.

Established 1976

23RD ANNUAL REPORT

Federated
Federated Municipal Securities Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313913105
Cusip 313913204
Cusip 313913303

8042830 (5/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

                                  APPENDIX FOR

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

                        ANNUAL REPORT DATED MAY 31, 2000

Page 6 of Report

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis is measured in increments of $20,000 ranging from $0 to
$100,000 and indicates that the ending value of hypothetical initial investment of $24,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $90,487 on 3/31/00. The "y" axis reflects computation periods from 10/4/76 to 3/31/00.

Page 7 of Report

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis is measured in increments of $10,000 ranging from $0 to
$60,000 and indicates that the ending value of hypothetical initial investment of $1,000 and subsequent investments of $1,000 each year for 23 years in the
Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $54,680 on 3/31/2000. The "y" axis reflects computation periods from 10/4/76 to 3/31/00.

Page 8 of Report

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis is measured in increments of $10,000 ranging from $0 to
$50,000 and indicates that the ending value of hypothetical initial investment of $26,000 after 11 years in the Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $46,851 on
3/31/00. The "y" axis reflects computation periods from 3/31/89 to 3/31/00.

Page 9 of Report

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class A Shares of Federated Municipal Securities Fund, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers Municipal Bond Index (the "LBMBI") is
represented by a dotted line and the Lipper General Municipal Funds Average (the
"LGMFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the LBMBI and the LGMFA. The "x"
axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the LBMBI and the LGMFA. The ending values were $16,534, $19,950 and $18,541, and, respectively. The "y" axis reflects computation periods from 3/31/90 to
3/31/00.

Page 10 of Report

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class B Shares of Federated Municipal Securities Fund, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers Municipal Bond Index (the "LBMBI") is
represented by a dotted line and the Lipper General Municipal Funds Average (the
"LGMFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the LBMBI and the LGMFA. The "x"
axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the LBMBI and the LGMFA. The ending values were $11,751, $14,010, and $13,192, and respectively. The "y" axis reflects computation periods from 7/26/94 to
3/31/00.

Page 11 of Report

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class C Shares of Federated Municipal Securities Fund, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers Municipal Bond Index (the "LBMBI") is
represented by a dotted line and the Lipper General Municipal Funds Average (the
"LGMFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the LBMBI and the LGMFA. The "x"
axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the LBMBI and the LGMFA. The ending values were $12,044, $14,610 and $13,606, and respectively. The "y" axis reflects computation periods from 4/21/93 to
3/31/00.